Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Subsequent Event [Text Block]
12.	Subsequent event

Subsequent to the quarter end, on April 5, 2017, the Company filed a preliminary short form prospectus with respect to an offering of a minimum of Cdn$7,000,000 and a maximum of Cdn$10,000,000 aggregate principal amount of 8% convertible unsecured subordinated debentures due June 30, 2020 at a price of Cdn$1,000 per Debenture. Concurrently with the filing of the Prospectus, the Corporation has filed a registration statement on Form S-1 with the United States Securities and Exchange Commission to register the Debentures and the shares of common stock underlying the Debentures.

The Debentures will bear interest at an annual rate of 8%, payable semi-annually on the last day of June and December of each year, commencing on June 30, 2017. The size of the Offering and the conversion price will be determined in the context of the market prior to filing of a (final) short form prospectus. Total issue costs related to this transaction will amount to approximately Cdn$350,000 and a commission of 6% of the gross proceeds will be paid.

17.	Subsequent event

Subsequent to the end of the year, on March 6, 2017 IntelGenx executed an agreement to lease approximately an additional 11,000 square feet in a property located at 6410 Abrams, St-Laurent, Quebec (the “Lease”). The lease has an 8 year and 5 -month term commencing on October 1, 2017 and IntelGenx has retained two options to extend the Lease, with each option being for an additional five years. Under the terms of the Lease IntelGenx will be required to pay base rent of approximately CA$74 thousand (approximately $55 thousand) per year, which will increase at a rate of CA$0.25 ($0.19) per square foot every two years. IntelGenx plans to use the newly leased space to expand its manufacture of oral film VersaFilm TM .